UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment #1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 8, 2005
CHINA MEDIA1 CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	333-100826 (Commission File Number)	46-0498798 (IRS Employer Identification No.)
2020 Main Street, Suite 500, Irvine, CA (Address of principal executive offices)		92614 (Zip Code)
Registrant's telephone number, including area code: (778) 881-0939
EAGLE RIVER MINING CORP. 141-757 West Hastings Street, Suite 328, Vancouver, BC, Canada (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

SECTION 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 26, 2004, China Media1 Corp., formerly Eagle River Mining Corp. signed an Agreement to acquire the two following contracts from the Chuangrun Group of Companies located in the Peoples Republic of China:

  Guangzhou New Baiyun Airport Scrolling Advertising Signs - the contract provides for the installation of 100 large size (1.5 metres x 5 metres) scrolling 3 poster signs in the passenger terminal of one of the newest and busiest airports in China. We expect to start the project in early 2005; posted advertising rates will be around 100,000 RMB (about US$12,000) per sign per month.

  Guangzhou MTR (subway) Pillar Advertising Contract - the contract provides for pillar wrap around (diameter 1.5 to 1.7 metres, height 3 metres) advertising for 12 stations along the Guangzhou Subway system. We expect to start the project in early 2005; posted advertising rates will be around 300,000 RMB (about US$36,000) per station per month.

The Company also has the right to acquire, and the CHUANGRUN Group of Companies promises to inject a China Rail Train Naming and Advertising Project into China Media1 Corp. within one year, when the project is proven viable, at a price to be negotiated in the future. The contracts above were recently executed by the Chuangrun Group of Companies with third parties in China, and no material revenues have been generated under them. Chuangrun Group of Companies has existing advertising clients and revenues, and publishes "give-away" magazines, which will not be a part of this transaction.

The Company will issue 3.7 million new shares and induce existing shareholders to transfer 17,300,000 shares on or about January 1, 2005, as well as pay Chuangrun US$200,000 for the contracts by January 31, 2005. The transaction is expected to close on or about January 1, 2005. The transaction will be accounted for as a recapitalization whereby the contracts will be reported at their historical costs, the amount of which is nominal. The $200,000 will be reported as a deemed distribution of to the new controlling shareholders after the completion of the transaction.

The shares to be issued and tendered in connection with the acquisition of contracts will be restricted shares pursuant to an exemption from registration under the Securities Act of 1933, as amended. The purchase price for the contracts was determined in arms-length negotiations between China Media1 Corp. and representatives of Chuangrun Group of Companies. Neither China Media1 Corp. nor any of our directors or officers was affiliated with or had a material relationship with Chuangrun Group of Companies.

A copy of the Acquisition Agreement is included in this Current Report on Form 8-K as an exhibit.

SECTION 5.01 - CHANGES IN CONTROL OF REGISTRANT

In connection with the above transaction, the Company will issue 3.7 million new shares, induce existing shareholders to transfer 17,300,000 shares and pay Chuangrun US$110,000 by January 31, 2005 and pay US$90,000 by February 28, 2005, as amended. for the contracts. The acquisition will result in a change of control of China Media1 Corp. by the Chuangrun Group. After the acquisition of the contracts, the shareholders of Chuangrun Group will own approximately 62% of the voting common stock of China Media1 Corp.. In addition, the Chuangrun Group has the right to elect four (4) persons to China Media1 Corp.'s board of directors, after China Media1 Corp. increases the board from five (5) to seven (7) members.

SECTION 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

Not applicable. There is no existing business being acquired as defined under Item 310 of Regulation S-B.

(b) Proforma financial information.

CHINA MEDIA1 CORP.

(FORMERLY EAGLE RIVER MINING CORP.)

INDEX TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Financial Statements:

Introduction F-2

Unaudited Pro Forma Combined Balance Sheet

As of December 31, 2004 F-3

Unaudited Pro Forma Combined Statements of Operations for the

Year Ended December 31, 2004 F-4

Notes to Unaudited Pro Forma Combined Financial Statements F-5

CHINA MEDIA1 CORP.

(FORMERLY EAGLE RIVER MINING CORP.)

UNAUDITED PRO FORMA FINANCIAL DATA

On December 26, 2004, China Media1 Corp. (formerly Eagle River Mining Corp.) ("China Media1" or the "Company") signed an agreement to acquire two newly executed contracts (the "Contracts") from the Chuangrun Group ("Chuangrun") located in the People's Republic of China. The Contracts had no identifiable costs incurred or operations during the year ended December 31, 2004. The Contracts call for the placement of large advertising signs at the Guangzhou airport and throughout the Guangzhou subway system. The Chuangrun Group also promised to inject a China Rail Train Naming and Advertising Project into the Company within one year at a price to be negotiated in the future. For the Contracts, the Company issued 3.7 million new shares of common stock, and induced existing shareholders to transfer 17.3 million shares by January 31, 2005, as well as pay Chuangrun US$110,000 by January 31, 2005 and pay US$90,000 by February 28, 2005, as amended. The transaction closed on February 1, 2005. The acquisition resulted in a change of control of the Company by Chuangrun. After acquisition of the Contracts, the shareholders of the Chuangrun owns approximately 62% of the voting common stock of the Company. This gives the Chuangrun the right to elect four (4) persons to the Company's board of directors after the Company increases the board from five (5) to seven (7) members.

The acquisition will be accounted for as a reverse acquisition, whereby the assets and liabilities of Chuangrun will be reported at their historical cost, which is zero. The assets and liabilities of the Company will be recorded at fair value similar to a recapitalization. No goodwill will be recorded in connection with the reverse acquisition. The reverse acquisition will result in a change in reporting entity of China Media1 for accounting and reporting purposes to Chuangrun.

This pro forma presentation has been prepared utilizing historical financial statements and notes thereto, as well as pro forma adjustments as described below.

The Unaudited Pro Forma Combined Balance Sheet has been prepared assuming the recapitalization occurred on December 31, 2004. The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2004, includes the operating results of the Company and Chuangrun assuming the acquisition occurred on January 1, 2004. The unaudited pro forma combined statement of operations presented herein is not necessarily indicative of results of operations that would have resulted had the recapitalization been completed at January 1, 2004, nor is it necessarily indicative of the results of operations in future periods. This pro forma statement of operations is, therefore, qualified in its entirety. This should be read in conjunction with the historical financial statements of the Company.

The unaudited pro forma adjustments represent management's estimates based on information available at this time. Actual adjustments to these unaudited financial statements could differ from those reflected herein.

CHINA MEDIA1 CORP.

(FORMERLY EAGLE RIVER MINING CORP.)

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

As of December 31, 2004

	China Media1	Chuangrun Group	Acquisition Adjustments	Note	Pro Forma Combined
Assets

Current assets:
Cash	$11,498	-	$110,000	A
			(110,000)	B	$11,498
Demand promissory note	179,266	-			179,266

Total assets	$190,764	-			$190,764

Liabilities & Stockholders' Deficit

Current liabilities:
Accounts payable	$1,800	-			$1,800
Acquisition note payable to shareholders	-	-	$90,000	B	90,000
Due to directors and officers	151,045	-	110,000	A	261,045
Due to a shareholder	28,030	-			28,030

Total current liabilities	180,875	-	200,000		380,875

Stockholders' equity (deficit):
Common stock, par value $0.0005, 1,500,000,000 shares authorized, 30,140,000 shares outstanding, 33,840,000 shares outstanding, pro forma (Note D)	15,070	-	1,850	C	16,920
Retained deficit	(5,181)		(90,000)	B
		-	(110,000)	B
			(1,850)	C	(207,031)

Total stockholders' deficit	9,889	-	(200,000)		(190,111)

Total liabilities and stockholders' deficit	$190,764	-			$190,764

See Accompanying Notes

CHINA MEDIA1 CORP.

(FORMERLY EAGLE RIVER MINING CORP.)

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

	China Media1	Chuangrun Group	Acquisition Adjustments	Note	Pro Forma Combined

Revenues	$-	-			$-

General and administrative expenses	30,725				30,725
Interest and other income	7,720	-			7,720

Net loss	(23,005)	-			(23,005)

Loss per share	$(0.00)	-			$(0.00)

Weighted average shares outstanding basic and diluted	30,140,000	-	3,700,000	C	33,840,000

See Accompanying Notes

CHINA MEDIA1 CORP.

(FORMERLY EAGLE RIVER MINING CORP.)

Notes to the Unaudited Pro Forma Combined Financial Statements

  Advances by a shareholder to the Company in the amount of $100,000 which was used as a portion of the purchase price to acquire the Contracts.

  The purchase price consisted of $200,000 to be paid in cash and a short-term note. In January 2005, a director paid $110,000 on behalf of the Company to Chuangrun, which is recorded as a payable to the director and additional dividend. Finally, a note payable due to Chuangrun was recorded in the amount of $90,000 to complete the purchase price. Such amount is reflected as additional dividend.

  The Company issued 3,700,000 newly-issued shares upon the acquisition of Contracts. A reclassification adjustment was recorded in the amount of $1,850 to agree the par value of $0.0005 multiplied by the number of newly-issued shares of common stock.

  The common stock authorized, issued and outstanding as well as par value reflect the 20 for 1 stock split effected on or about January 14, 2005, have been retroactively restated for the periods presented.

(c) Exhibits.

Exhibit No.          Description

-------------            ---------------

* Ex. 99.1              Acquisition Agreement

*Incorporated by reference to same exhibit filed with the Company's Form 8-K Current Report on December 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     February 8, 2005

(Signature)	China Media1 Corp. By:/s/ "Ernest Cheung" Ernest Cheung Secretary and Director